Item 1: Report to Shareholders

Small-Cap Value Fund	December 31, 2007

The views and opinions in this report were current as of December 31, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

After enjoying several years of strong and fairly consistent gains, investors in small-cap value stocks experienced an unwelcome—if unsurprising—setback in the past six months. The markets became increasingly worried about the health of the economy, and small-cap value stocks, which are generally perceived as more reliant on healthy domestic conditions, bore the brunt of their concern. Your fund was not able to escape the downdraft, but I am happy to report that we performed in line with the track record we have established over the past decade: While we may not rise as quickly as our peers in the early stages of a bull market, we generally do better as market gains slow or reverse—a strategy we believe generates superior long-term performance.

HIGHLIGHTS

• Small-cap value shares lost ground and lagged other asset classes over the past six months.

• The fund outperformed other small-cap value portfolios but was slightly behind more growth-oriented benchmarks.

• The strong takeover market continued to boost performance over the past six months, but the pace of acquisitions cooled as private-equity buyers largely left the field.

• While the coming six months should remain challenging, especially for smaller and value-oriented shares, the groundwork is being laid for a recovery as the Fed lowers rates and valuations become more attractive.

The Small-Cap Value Fund returned -7.83% over the past six months and -0.13% over the past year. (Results for Advisor Class shares varied due to their different fee structure.) As shown in the table, the fund outpaced the Lipper Small-Cap Value Funds Index, while lagging the more growth-oriented Russell 2000 and Lipper Small-Cap Core Funds Indexes. (Although Lipper classifies the portfolio as “small-cap core,” we also show results for the small-cap value funds category, which we think is more compatible with our investment style and objective.) These results helped the fund remain favorably ranked for all performance periods ended December 31, 2007. (Based on cumulative total return, Lipper ranked the Small-Cap Value Fund 313 out of 775, 180 out of 611, 133 out of 478, and 32 out of 169 small-cap core funds for the 1-, 3-, 5-, and 10-year periods ended December 31, 2007, respectively. Results will vary for other periods. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

U.S. stocks generally declined in the second half of 2007. Market volatility was extremely high, and in October and November, the broad S&P 500 Index suffered its first correction—a drop of 10% or more—in about five years. Equities fell as rising subprime mortgage defaults and delinquencies forced many Wall Street firms and commercial banks with exposure to subprime-backed mortgage securities to report substantial losses. Contributing to the bearish sentiment was the evaporation of credit market liquidity in August, particularly in the asset-backed commercial paper market. The boom in leveraged buyouts, which helped support equities in the first half of the year, ended due to tighter lending conditions.

Many hoped that the damage from the collapse of the subprime lending market would remain contained to Wall Street, but evidence increasingly appeared that the red ink from balance sheets was spreading to the overall economy. Certainly, many individual Americans had to cope with the sharp downturn in the housing sector and mortgage lending market. Even those with fixed-rate and prime mortgages wrestled with declining home values and tighter lending standards on home equity or other consumer loans. Businesses faced their own borrowing challenges, which threatened profits and may have led to increased caution about investment and hiring. The unemployment rate ticked up noticeably at the end of the period, which raised the possibility that the healthy labor market—an important prop underneath consumer confidence and spending—might be at risk.

The worrisome signals were enough to encourage the Federal Reserve to look past good recent economic data—the economy grew by a robust 4.9% in the third quarter—and ease monetary policy to head off a recession. The Fed intervened both by guiding official short-term interest rates lower for the first time in over four years and by injecting liquidity into the corporate credit markets. That intervention led some economists to worry that high oil prices, coupled with further rate cuts, might risk stimulating inflation. A vexing word returned to the national lexicon: stagflation, or the combination of slowing growth and rising prices.

All of these factors combined to send equity investors scurrying in two general directions: either away from stocks or toward the largest, most stable companies serving international markets. Neither of these trends boded well for small-cap value shares. The least popular small-cap shares were of companies tied to the mortgage meltdown—such as mortgage originators or commercial banks—but most firms reliant on Americans’ pocketbooks saw losses. Investors also seemed to reconsider the relatively high valuations they had accorded small-cap and value shares over the past several years, and the pendulum of market leadership began to swing away from the asset class. Value shares are often expected to do better when markets retreat, but growth stocks outperformed decisively in the second half of the year, particularly among small-caps.

PORTFOLIO ACTIVITY

Two countervailing factors stood out in our fund’s performance over the past six months and year. We discussed the unprecedented level of takeover activity in our semiannual report; this pattern continued in the third quarter but slowed in the fourth. The table on page 4 lists 13 takeovers of our holdings that were either announced or proposed in the past six months; a similar table in our last report included 21 companies. The 34 holdings for the year as a whole represent a record number for the fund, both on an absolute basis and as a percentage of holdings (11%). As noted above, however, the pace of such acquisitions has declined, and nearly all recent buyers have been competitors looking for a strategic acquisition rather than private-equity firms seeking to take advantage of cheap credit.

The other unusual factor in the second half of the year was the marked turn in investor sentiment. Business conditions and profits remained healthy for most of the companies in our portfolio, but investors bid down most of our stocks, fearing that these firms would suffer in an economic recession. The fund saw a broad-based retreat in its positions, with only health care, utilities, and telecommunication services able to record overall gains.

At times, these countervailing factors interacted within the same industries and sectors. We have always included several restaurant operators in the portfolio, for example, and the results for the industry overall suffered in the past year. Investors worried that cash-strapped consumers would cut back on eating out, and restaurant shares declined as a result. Ruby Tuesday was among our poorest performers and, although we liquidated our position, we were unable to avoid all of the fallout. In contrast, Rare Hospitality International was among our strongest performers for the period, as the operator of Longhorn Steakhouse and other chains was acquired by rival Darden Restaurants. Champps Entertainment and Applebee’s also enjoyed takeover offers and offered us more modest results. Other top contributors that were takeover targets included biotechnology firm Pharmion, medical device maker Arrow International, and commercial lighting manufacturer Genlyte. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Despite the adverse market conditions, other holdings moved higher the old-fashioned way: as a result of better profits and operating conditions. FLIR Systems, a leading maker of thermal imaging systems and infrared cameras, rose strongly on healthy defense demand. Whiting Petroleum benefited from record-high oil prices, and Carpenter Technology continued to benefit from a healthy market for its specialty metals, which are used by aerospace manufacturers.

Other good performers served markets that are largely independent of the economic cycle. Water keeps flowing even in the worst of times, for example, and Wisconsin-based Badger Meter benefited from healthy sales of its wireless water meters. FTI Consulting fared well precisely because of the economic and market turmoil. This specialist in litigation and bankruptcy consulting saw good demand for its services from companies being sued for their part in the subprime debacle.

As our overall return would indicate, the majority of our holdings did not fare so well in the second half. In many cases, companies simply found themselves in tough situations or markets, and our approach has been to sit out the hard times alongside them in anticipation of better profits ahead. This was the case with one of our largest holdings, Landstar System. This well-run transportation firm has been a good contributor to our results in the past, but its shares have suffered from worries about a downturn in the trucking industry. Dollar Thrifty Auto has struggled from slackening demand for used cars, which has forced it to depreciate its fleet more aggressively. Oil and gas services firm Tetra Technologies experienced some operational setbacks and had to withdraw its earnings forecast, but we have faith in its management and the turnaround plan it has put in place.

Finally, many of our financials holdings moved lower as they felt the effects of the pullback in the mortgage and consumer lending sector. Commercial banks were particularly hard-hit, and East West Bancorp, Wintrust Financial, and Preferred Bank were all prominent detractors. Real estate investment trusts (REITs) felt the impact of the beginnings of a pullback in the commercial real estate market, and Kilroy Realty also performed especially poorly. However, our relatively low exposure to the financials sector helped our results in comparison to the benchmarks.

Of course, we also took our lumps from investments in disappointing companies and industries. This was most notably the case in the home-building industry, where we were premature in believing that conditions had bottomed. All the portfolio’s homebuilders lost significant ground in the period, and several housing-related holdings, such as Stanley Furniture, Builders FirstSource, and Cavco, also performed poorly. For the time being, we have cut back on our purchases of housing-related companies. While some of these stocks have reached what appear to be compelling valuations, continued turmoil in the industry argues for prudence.

As usual, our purchases over the past six months have followed no specific theme, but rather a search far and wide for what appear to be good values. For example, we purchased the initial public offering of Triple S Management, the Puerto Rican Blue Cross/Blue Shield provider. Due in part to its remote base of operation, the company was not well known or understood on Wall Street. Our analysts were able to determine that the initial offering came at a valuation substantially below that of its peers in the managed health care arena. We also added Penford, a leading maker of starch for both industrial (giving gloss to paper) and food uses. While the company’s stock has suffered from a poor industrial cycle, the decline from its highs this summer appeared to us to be overstated. Finally, we added a familiar name in Palm, the once-vaunted maker of personal digital assistants (PDAs) that now comes a distant second place in its market to BlackBerry-maker Research In Motion. A new board has refocused the company’s priorities and installed a new CEO who was formerly with Apple. These changes have given us confidence that the company’s fortunes will turn around, and we feel that the relationship between risk and reward is extremely favorable.

OUTLOOK

Have we entered a bear market? Small-cap investors are perhaps the first to ask this question. As I write, the Russell 2000 Index stands within a few percentage points of a 20% decline since its peak in the summer of 2007—one traditional threshold for a “bear.” It seems possible, at least, that larger shares will follow, even if the overall market remains comfortably within “correction” (a greater than 10% decline) territory. The market has entered 2008 on a distinctly downbeat note, as rising unemployment and other factors have raised the risk of recession—a pattern that seems likely to remain in place throughout the first half of the year.

The picture is not entirely bleak. The Federal Reserve has already pushed short-term interest rates lower three times, and I expect additional rate cuts are forthcoming. The world economy remains in good shape, and healthy export demand should at least offset some of the drag produced by the moribund housing market.

Whether the overall stock market lapses from “correction” to “bear,” it seems clear to me that a dramatic reversal in investor sentiment has taken place—a change that may linger even after conditions begin to improve. Exuberance over the takeover boom and healthy world growth has given way to severely tightened credit conditions and pessimism. This is a healthy development, but a clear reduction in risk appetite means that blue chips—and thus large stocks rather than small, and growth shares rather than value—should remain favored for some time. While shareholders may retain a moderate weighting in the Small-Cap Value Fund as part of a diversified portfolio strategy, I am reluctant to call the bottom in terms of adding aggressively to your holdings.

I can report that we are seeing increasingly attractive valuations for the companies in our investment universe, however. Ultimately, it is the opportunity to purchase good companies at bargain prices that means the most for long-term performance. We will continue to search for these bargains wherever we can find them, and I look forward to reporting to you on our results in six months.

Respectfully submitted,

Preston G. Athey
President of the fund and chairman of its Investment Advisory Committee

January 18, 2008

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Russell 2000 Index: Consists of the smallest 2,000 companies in the Russell 3000 Index (approximately 98% of the investable U.S. equity market). Performance is reported on a total return basis.

Russell 2000 Growth Index: An index of those firms in the Russell 2000 with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index: An index of those firms in the Russell 2000 with lower price-to-book ratios and lower forecasted growth values.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee. Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights For a share outstanding throughout each period

Investor Class

	Year Ended 12/31/07‡	12/31/06‡	12/31/05‡	12/31/04	12/31/03
NET ASSET VALUE					
Beginning of period	$ 41.21	$ 36.91	$ 35.68	$ 29.39	$ 21.94
Investment activities					
Net investment income	0.26	0.25	0.19	0.16	0.12
Net realized and unrealized gain (loss)	(0.39)	5.73	2.97	7.37	7.86
Total from investment activities	(0.13)	5.98	3.16	7.53	7.98
Distributions					
Net investment income	(0.28)	(0.27)	(0.17)	(0.16)	(0.12)
Net realized gain	(4.88)	(1.41)	(1.76)	(1.08)	(0.41)
Total distributions	(5.16)	(1.68)	(1.93)	(1.24)	(0.53)
NET ASSET VALUE					
End of period	**$ 35.92**	**$ 41.21**	**$ 36.91**	**$ 35.68**	**$ 29.39**

Ratios/Supplemental Data

Total return^	(0.13)%	16.24%	8.74%	25.69%	36.43%
Ratio of total expenses to average net assets	0.81%	0.83%	0.84%	0.86%	0.88%
Ratio of net investment income to average net assets	0.62%	0.63%	0.52%	0.53%	0.48%
Portfolio turnover rate	14.0%	12.2%	11.9%	8.5%	10.3%
Net assets, end of period (in millions)	$ 4,936	$ 5,387	$ 4,712	$ 4,489	$ 3,287

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS | For a share outstanding throughout each period

Advisor Class

	Year Ended 12/31/07‡	12/31/06‡	12/31/05‡	12/31/04	12/31/03
NET ASSET VALUE					
Beginning of period	$ 40.99	$ 36.73	$ 35.50	$ 29.27	$ 21.86
Investment activities					
Net investment income	0.18	0.18	0.12	0.12	0.10
Net realized and unrealized gain (loss)	(0.38)	5.69	2.96	7.31	7.81
Total from investment activities	(0.20)	5.87	3.08	7.43	7.91
Distributions					
Net investment income	(0.17)	(0.20)	(0.09)	(0.12)	(0.09)
Net realized gain	(4.88)	(1.41)	(1.76)	(1.08)	(0.41)
Total distributions	(5.05)	(1.61)	(1.85)	(1.20)	(0.50)
NET ASSET VALUE					
End of period	**$ 35.74**	**$ 40.99**	**$ 36.73**	**$ 35.50**	**$ 29.27**
Ratios/Supplemental Data					
Total return^	**(0.31)%**	**16.02%**	**8.56%**	**25.45%**	**36.24%**
Ratio of total expenses to average net assets	1.02%	1.02%	1.03%	1.03%	1.04%
Ratio of net investment income to average net assets	0.42%	0.44%	0.32%	0.36%	0.34%
Portfolio turnover rate	14.0%	12.2%	11.9%	8.5%	10.3%
Net assets, end of period (in thousands)	$ 669,775	$ 738,418	$ 608,608	$ 612,195	$ 307,484

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 92.0%		
CONSUMER DISCRETIONARY 8.3%		
Auto Components 0.9%		
Dorman Products (1)(2)	1,035,000	14,790
Drew Industries (2)	250,800	6,872
Fuel Systems Solutions (2)	625,000	8,931
Shiloh Industries	660,000	6,501
Strattec Security (1)	286,900	11,887
		48,981
Automobiles 0.6%		
Winnebago (1)	1,630,800	34,279
		34,279
Distributors 0.1%		
Building Materials Holding Corporation	1,000,000	5,530
		5,530
Diversified Consumer Services 0.2%		
Matthews International, Class A	170,000	7,968
		7,968
Hotels, Restaurants & Leisure 1.1%		
Orient-Express, Class A	835,000	48,029
Steak 'N Shake (2)	1,170,000	12,753
		60,782
Household Durables 2.3%		
Cavalier Homes (1)(2)	1,600,000	3,120
Cavco Industries (1)(2)	515,000	17,428
Chromcraft Revington (1)(2)	460,000	2,254
CSS Industries (1)	950,000	34,865
Dixie Group (2)	950,000	7,847
Hooker Furniture	525,000	10,552
M/I Homes	585,000	6,143
Meritage (2)	500,000	7,285

Orleans Homebuilders (1)	1,215,000	4,338
Palm Harbor Homes (2)	810,000	8,545
Skyline (1)	474,000	13,912
Standard Pacific	1,100,000	3,685
Stanley Furniture (1)	894,500	10,734
		130,708
Leisure Equipment & Products 0.3%		
Pool	879,200	17,435
		17,435
Media 0.6%		
Fisher Communications (2)	100,000	3,796
Journal Register (1)	2,100,000	3,696
Lee Enterprises	250,000	3,662
Live Nation (2)	790,000	11,471
Regent Communications (2)	1,790,000	2,757
Saga Communications (2)	1,461,600	8,609
		33,991
Multiline Retail 0.1%		
Fred's	745,000	7,174
		7,174
Specialty Retail 1.9%		
Aaron Rents, Class A (1)	719,525	12,419
Aaron Rents, Class B (1)	2,200,000	42,328
Haverty Furniture	1,106,000	9,943
Hibbett Sports (2)	1,500,000	29,970
S & K Famous Brands (1)(2)	300,300	2,853
Stein Mart	2,055,000	9,740
		107,253
Textiles, Apparel & Luxury Goods 0.2%		
Culp (1)(2)	860,100	5,995

Steven Madden (2)	275,000	5,500
Weyco Group	52,200	1,435
		12,930
Total Consumer Discretionary		467,031
CONSUMER STAPLES 2.2%		
Beverages 0.3%		
Coca-Cola Bottling	288,600	16,993
		16,993
Food & Staples Retailing 0.9%		
Casey's General Stores	300,000	8,883
Nash Finch (1)	805,000	28,401
Winn-Dixie Stores (2)	769,600	12,983
		50,267
Food Products 0.5%		
J.G. Boswell	24,441	24,441
Monterey Pasta (1)(2)	1,225,000	3,920
		28,361
Household Products 0.3%		
Oil-Dri	630,000	13,822
		13,822
Tobacco 0.2%		
Alliance One International (2)	2,750,000	11,192
		11,192
Total Consumer Staples		120,635
ENERGY 8.7%		
Energy Equipment & Services 3.5%		
Atwood Oceanics (2)	600,000	60,144

Carbo Ceramics	350,000	13,020
Hercules Offshore (2)	866,302	20,601
Superior Well Services (2)	215,000	4,562
TETRA Technologies (1)(2)	4,000,000	62,280
Union Drilling (2)	670,000	10,566
W-H Energy Services (2)	450,000	25,294
		196,467

Oil, Gas & Consumable Fuels 5.2%

Encore Acquisition (2)	1,720,000	57,396
Forest Oil (2)	920,000	46,773
Geomet (2)	1,230,000	6,396
Mariner Energy (2)	850,000	19,448
NGAS Resources (2)	993,894	5,596
Penn Virginia	1,677,200	73,176
Whiting Petroleum (2)	1,460,300	84,201
		292,986
Total Energy		489,453

FINANCIALS 18.0%

Capital Markets 1.8%

Ares Capital Corporation	1,370,000	20,043
Capital Southwest	108,500	12,846
Cowen Group (2)	435,000	4,137
Gladstone Capital	100,000	1,700
Hercules Technology Growth	575,000	7,142
JMP (1)	1,090,000	9,243
KBW (2)	45,000	1,152
Kohlberg Capital	475,000	5,700
PennantPark Investment (2)	610,000	6,112
Piper Jaffray Cos (2)	200,000	9,264
Sanders Morris Harris Group	1,200,000	12,300

Stifel Financial (2)	238,200	12,522
		102,161
Commercial Banks 5.1%		
Boston Private Financial	420,000	11,374
Bridge Capital (2)	200,000	4,280
Burke & Herbert	2,768	3,564
Cascade Bancorp	830,000	11,553
CoBiz Financial (1)	1,210,000	17,993
East West Bancorp	1,819,800	44,094
Farmers & Merchants Bank	741	4,835
First Financial Fund	850,000	9,341
Glacier Bancorp	1,825,000	34,200
Home Bancshares	475,000	9,961
Nexity Financial (1)(2)	605,000	4,017
Preferred Bank (1)	581,000	15,118
Provident Bankshares	600,000	12,834
Sandy Spring Bancorp	234,000	6,510
Seacoast Banking, Class A	360,685	3,708
SVB Financial Group (2)	751,500	37,875
UCBH Holdings	1,919,400	27,179
Wintrust Financial	795,000	26,338
		284,774
Diversified Financial Services 0.2%		
Compass Diversified Holdings	900,000	13,410
		13,410
Insurance 5.2%		
Employers Holdings	305,000	5,097
Markel (2)	104,000	51,074
Max Capital Group	1,480,000	41,425
Midland	770,000	49,811
National Interstate	925,000	30,617
ProAssurance (2)	1,558,500	85,593

Procentury (1)	1,133,200	17,395
Seabright Insurance (2)	550,000	8,294
		289,306
Real Estate Investment Trusts (REITs) 5.6%		
Cedar Shopping Centers, REIT	1,060,000	10,844
EastGroup Properties, REIT	475,000	19,879
First Potomac Realty Trust, REIT	279,000	4,824
Hatteras Financial, REIT (1)(2)(3)	750,000	15,000
Kilroy Realty, REIT	1,315,800	72,316
Kite Realty Group Trust, REIT (1)	1,990,000	30,387
LaSalle Hotel Properties, REIT	1,000,000	31,900
Parkway Properties, REIT	370,000	13,683
Potlatch, REIT	900,000	39,996
Saul Centers, REIT	175,400	9,372
Strategic Hotel Capital, REIT	1,925,000	32,205
Washington SBI, REIT	1,113,400	34,972
		315,378
Thrifts & Mortgage Finance 0.1%		
United Financial Bancorp (2)	400,000	4,436
		4,436
Total Financials		1,009,465
HEALTH CARE 6.9%		
Biotechnology 1.8%		
Combinatorx (2)	640,000	2,842
Cougar Biotechnology (1)(2)	843,800	27,592
deCODE genetics (2)	832,600	3,064
Inhibitex (1)(2)	1,700,000	1,360
Inhibitex, Warrants, 11/20/09, Acquisition Date: 11/10/04 Acquisition Cost $0 (1)(2)(4)	211,281	–
Lexicon Pharmaceuticals (2)	1,530,800	4,638
Martek Biosciences (2)	225,000	6,656

Momenta Pharmaceuticals (2)	360,000	2,570
Myriad Genetics (2)	435,000	20,193
Panacos Pharmaceuticals (2)	909,900	719
Pharmion (2)	540,000	33,944
		103,578
Health Care Equipment & Supplies 2.4%		
Analogic	340,000	23,025
Angiodynamics (2)	350,000	6,664
Atrion (1)	168,000	21,420
Lifecore Biomedical (2)	220,300	3,183
National Dentex (2)	100,000	1,612
Quidel (1)(2)	2,080,000	40,498
Regeneration Technologies (2)	280,000	2,430
Sonic Innovations (1)(2)	1,579,800	12,196
Strategic Diagnostics (1)(2)	1,025,000	5,515
West Pharmaceutical Services	371,600	15,083
		131,626
Health Care Providers & Services 2.4%		
Capital Senior Living (1)(2)	1,740,000	17,278
Landauer (1)	577,600	29,949
National Healthcare	280,000	14,476
Odyssey Healthcare (2)	80,000	885
Owens & Minor	1,417,300	60,136
SRI Surgical Express (1)(2)	479,349	2,828
Triple-S Management, Class B (2)	480,000	9,701
		135,253
Life Sciences Tools & Services 0.3%		
Exelixis (2)	2,050,000	17,691
		17,691
Total Health Care		388,148

INDUSTRIALS & BUSINESS SERVICES 24.9%

Aerospace & Defense 0.1%		
Breeze-Eastern (1)(2)	566,677	6,165
		6,165
Air Freight & Logistics 1.2%		
Hub Group, Class A (2)	1,435,000	38,142
UTi Worldwide	1,410,000	27,636
		65,778
Airlines 0.4%		
AirTran (2)	1,165,000	8,341
Alaska Air Group (2)	157,600	3,942
Frontier Airlines (2)	1,540,000	8,100
		20,383
Building Products 1.9%		
Ameron International (1)	520,000	47,918
Builders FirstSource (2)	1,195,000	8,628
Gibraltar Industries	1,410,000	21,742
Universal Forest Products (1)	967,315	28,497
		106,785
Commercial Services & Supplies 5.2%		
American Ecology	730,000	17,140
Casella Waste Systems, Class A (1)(2)	1,520,000	19,821
Courier (1)	990,000	32,680
FTI Consulting (2)	1,528,700	94,229
G & K Services, Class A	680,000	25,514
McGrath RentCorp (1)	1,656,489	42,655
Navigant Consulting (2)	815,000	11,141
Pike Electric (2)	465,000	7,793
School Specialty (2)	525,000	18,139

Waste Connections (2)	750,000	23,175
		292,287
Construction & Engineering 0.6%		
Insituform Technologies (1)(2)	1,675,000	24,790
Sterling Construction (2)	450,000	9,819
		34,609
Electrical Equipment 3.8%		
Belden	1,150,000	51,175
BTU International (1)(2)	700,000	9,324
C&D Technologies (1)(2)	1,740,000	11,501
Franklin Electric	600,000	22,962
Genlyte Group (2)	750,000	71,400
LSI Industries	225,000	4,095
Woodward Governor	612,700	41,633
		212,090
Industrial Conglomerates 1.5%		
Raven Industries (1)	2,144,900	82,343
Smith Investment	20,000	1,320
		83,663
Machinery 3.7%		
3-D Systems (1)(2)	1,954,000	30,170
Accuride (2)	945,000	7,428
Badger Meter (1)	705,688	31,721
Cascade	335,000	15,564
CIRCOR International	351,300	16,286
Greenbrier Companies	315,000	7,012
Joy Global	55,000	3,620
K-Tron (1)(2)	256,323	30,567
Lydall (1)(2)	1,020,000	10,730
Nordson	555,700	32,208

Oshkosh Truck	535,000	25,284
		210,590
Marine 1.5%		
International Shipholding (1)(2)	750,000	16,350
Kirby (2)	1,010,000	46,945
Overseas Shipholding Group	290,000	21,585
		84,880
Road & Rail 3.8%		
Dollar Thrifty Auto Group (1)(2)	1,450,000	34,336
Genesee & Wyoming, Class A (2)	2,055,000	49,669
Landstar System	2,590,000	109,169
USA Truck (2)	490,000	7,546
Vitran (1)(2)	900,000	12,807
		213,527
Trading Companies & Distributors 1.0%		
Aceto (1)	1,450,000	11,600
Beacon Roofing Supply (2)	1,480,000	12,462
Electro Rent (1)	2,008,700	29,829
		53,891
Transportation Infrastructure 0.2%		
Macquarie Infrastructure	30,000	1,216
Quixote	435,000	8,261
		9,477
Total Industrials & Business Services		1,394,125
INFORMATION TECHNOLOGY 9.5%		
Communications Equipment 0.3%		
Comarco (1)	670,000	3,705
IXIA (2)	940,000	8,911

Zhone Technologies (2)	2,400,000	2,808
		15,424
Computers & Peripherals 1.1%		
Intevac (2)	745,000	10,832
Palm (2)	2,275,000	14,423
Synaptics (2)	685,000	28,195
Xyratex (2)	750,000	11,850
		65,300
Electronic Equipment & Instruments 2.3%		
Cyberoptics (1)(2)	612,900	7,355
FLIR Systems (2)	1,360,000	42,568
GSI Group (2)	1,075,000	9,933
GTSI (1)(2)	682,100	6,746
Littelfuse (2)	660,000	21,754
Methode Electronics	510,000	8,384
Newport (2)	730,000	9,337
Richardson Electronics	710,000	4,977
Synnex (2)	320,000	6,272
Zygo (1)(2)	923,023	11,501
		128,827
Internet Software & Services 0.7%		
Ariba (2)	100,000	1,115
Clarus (2)	525,000	3,098
LookSmart (2)	567,200	1,809
Saba Software (2)	382,966	1,968
Taleo, Class A (2)	600,000	17,868
Websense (2)	1,000,000	16,980
		42,838
IT Services 0.8%		
Edgewater Technology (2)	250,000	1,825
MPS Group (2)	2,127,800	23,278

Wind River Systems (2)	1,580,000	14,110
		104,810
Total Information Technology		534,047

MATERIALS 7.2%

Chemicals 2.8%		
Airgas	165,000	8,598
American Vanguard (1)	2,000,000	34,700
Arch Chemicals	900,000	33,075
Hawkins Chemical	455,061	6,826
Innospec (1)	2,310,000	39,640
Material Sciences (2)	653,700	4,857
Minerals Technologies	10,000	669
Penford (1)	1,000,000	25,590
Symyx Technologies (2)	640,000	4,915
		158,870
Construction Materials 0.1%		
Vulcan Materials	50,000	3,955
		3,955
Containers & Packaging 0.4%		
Chesapeake Corporation	560,100	2,907
Myers Industries	1,275,000	18,449
		21,356
Metals & Mining 3.1%		
Carpenter Technology	1,365,000	102,607
Centerra Gold (CAD) (2)(3)	1,306,000	16,634
Cleveland-Cliffs	150,000	15,120
Metal Management	679,600	30,942
Stillwater Mining (2)	520,000	5,023

Synalloy	165,000	2,836
		173,162
Paper & Forest Products 0.8%		
Deltic Timber (1)	685,300	35,286
Wausau Paper	1,025,000	9,215
		44,501
Total Materials		401,844
TELECOMMUNICATION SERVICES 0.7%		
Diversified Telecommunication Services 0.6%		
Hickory Technology	363,944	3,407
Premiere Global Services (2)	2,100,000	31,185
		34,592
Wireless Telecommunication Services 0.1%		
Kratos Defense & Security Solutions (2)	2,055,000	4,829
		4,829
Total Telecommunication Services		39,421
TRUSTS & MUTUAL FUNDS 1.4%		
Trusts & Mutual Funds 1.4%		
Central Fund of Canada, Class A	1,991,700	21,590
European Capital (EUR)	725,000	7,393
European Capital, Acquisition Date: 9/30/05 - 12/27/06 Acquisition Cost $8,100 (EUR) (2)(4)	646,624	6,594
iShares Russell 2000 Value	645,000	45,460
Total Trusts & Mutual Funds		81,037
UTILITIES 4.2%		
Electric Utilities 2.1%		
Cleco	1,275,000	35,445

El Paso Electric (2)	1,625,000	41,551
Empire District Electronics	925,000	21,071
Unisource Energy	650,000	20,508
		118,575
Gas Utilities 0.5%		
Sino Gas International Holdings, Acquisition Date: 9/10/07 Acquisition Cost $5,500 (1)(2)(4)	2,444,444	5,500
Southwest Gas	760,000	22,625
		28,125
Independent Power Producers & Energy Traders 0.1%		
MMC Energy (1)(2)	1,390,000	4,865
		4,865
Multi-Utilities 1.3%		
Black Hills	1,350,000	59,535
Vectren	440,000	12,765
		72,300
Water Utilities 0.2%		
Southwest Water	815,000	10,204
Western Water (2)	2,259	—
		10,204
Total Utilities		234,069
Total Common Stocks (Cost $3,179,713)		5,159,275
PREFERRED STOCKS 0.1%		
CONSUMER DISCRETIONARY 0.1%		
Broadcasting 0.1%		
Spanish Broadcasting	2,394	2,430
Total Consumer Discretionary		2,430

FINANCIALS 0.0%		
Real Estate Investment Trust Securities 0.0%		
HomeBanc, REIT	185,100	13
Total Financials		13
Total Preferred Stocks (Cost $5,759)		2,443
CONVERTIBLE PREFERRED STOCKS 0.2%		
HEALTH CARE 0.2%		
Health Care Providers & Services 0.2%		
National Healthcare	767,000	10,738
Total Health Care		10,738
INDUSTRIALS & BUSINESS SERVICES 0.0%		
Marine 0.0%		
International Shipholding (1)	25,000	1,350
Total Industrials & Business Services		1,350
Total Convertible Preferred Stocks (Cost $11,221)		12,088
CONVERTIBLE BONDS 1.0%		
Acadia Realty Trust, 3.75%, 12/15/26 (3)	10,000,000	9,855
deCODE genetics, 3.50%, 4/15/11 (3)	3,000,000	1,964
deCODE genetics, 3.50%, 4/15/11	5,000,000	3,273
First Potomac Realty Trust, 4.00%, 12/15/11 (3)	8,000,000	6,811
Frontier Airlines, 5.00%, 12/15/25	2,000,000	1,713
Incyte, 3.50%, 2/15/11	8,000,000	7,863
Palm Harbor Homes, 3.25%, 5/15/24	8,000,000	5,582
Richardson Electric, 7.75%, 12/15/11	10,101,000	9,444

Unisource Energy, 4.50%, 3/1/35	10,000,000	10,133
Total Convertible Bonds (Cost $60,089)		56,638

CORPORATE BONDS 0.3%

Alliance One, 11.00%, 5/15/12	3,500,000	3,684
Black Hills, 6.50%, 5/15/13	7,000,000	7,243
Gibraltar, VR, 8.00%, 12/1/15	5,000,000	4,500
Total Corporate Bonds (Cost $15,568)		15,427

BANK DEBT 0.0%

Palm, VR, 8.35%, 4/24/14, Acquisition Date: 11/1/07 Acquisition Cost $ 2,700 (4)	2,992,500	2,304
Total Bank Debt (Cost $2,698)		2,304

SHORT-TERM INVESTMENTS 6.7%

Money Market Funds 6.6%

T. Rowe Price Reserve Investment Fund, 4.95% (1)(5)	366,447,205	366,447
		366,447

U.S. Treasury Obligations 0.1%

U.S. Treasury Bills, 3.202% 6/19/08 (6)	7,200,000	7,091
		7,091
Total Short-Term Investments (Cost $373,538)		373,538

Total Investments in Securities	
100.3% of Net Assets (Cost $3,648,586)	**$ 5,621,713**

‡ Denominated in U.S. dollars unless otherwise noted.

(1) Affiliated Companies

(1) Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 12/31/07	12/31/06
3-D Systems, Common	$ 3,187	$ -	$ -	$ 30,170	$ 21,077
3-D Systems, Cv. Bond	-	-	152	-	7,212
Aaron Rents, Class A	504	-	43	12,419	18,385
Aaron Rents, Class B	1,774	-	130	42,328	60,814
Aceto	-	2,063	300	11,600	14,472
American Vanguard	367	-	140	34,700	31,450
Ameron International	548	-	466	47,918	39,101
Atrion	-	-	148	21,420	13,062
Badger Meter	-	16	240	31,721	19,567
Breeze-Eastern	903	978	-	6,165	5,496
BTU International	248	-	-	9,324	6,615
C&D Technologies	73	-	-	11,501	8,177
California Micro Devices	-	-	-	7,424	7,008
Capital Senior Living	1,347	-	-	17,278	16,864
Casella Waste Systems, Class A	-	3,868	-	19,821	21,904
Cavalier Homes	-	-	-	3,120	6,720
Cavco Industries	3,850	-	-	17,428	14,016
Champps Entertainment, Common	-	8,139	-	-	7,367
Champps Entertainment, Cv. Bond	-	4,000	178	-	3,910
Chromcraft Revington	-	575	-	2,254	4,380
CoBiz Financial	5,586	-	295	17,993	*
Columbia Equity Trust	-	11,687	167	-	14,810

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $3,648,586)	$ 5,621,713
Dividends and interest receivable	9,170
Foreign currency (cost $4,868)	4,910
Receivable for shares sold	4,268
Receivable for investment securities sold	1,805
Cash	1
Other assets	69
Total assets	5,641,936
Liabilities	
Payable for shares redeemed	28,753
Investment management fees payable	3,183
Payable for investment securities purchased	2,892
Due to affiliates	563
Other liabilities	817
Total liabilities	36,208
NET ASSETS	$ 5,605,728
Net Assets Consist of:	
Undistributed net investment income	$ 1,733
Accumulated undistributed net realized gain	46,179
Net unrealized gain	1,975,782
Paid-in capital applicable to 156,146,927 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares authorized	3,582,034
NET ASSETS	$ 5,605,728
NET ASSET VALUE PER SHARE	
Investor Class ($4,935,953,102 / 137,404,172 shares outstanding)	$ 35.92
Advisor Class ($669,774,706 / 18,742,755 shares outstanding)	$ 35.74

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/07	12/31/06
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 37,413	$ 35,959
Net realized gain	534,314	408,256
Change in net unrealized gain (loss)	(565,422)	409,697
Increase in net assets from operations	6,305	853,912
Distributions to shareholders		
Net investment income		
Investor Class	(34,148)	(34,550)
Advisor Class	(2,832)	(3,538)
Net realized gain		
Investor Class	(594,982)	(180,430)
Advisor Class	(81,294)	(24,940)
Decrease in net assets from distributions	(713,256)	(243,458)
Capital share transactions*		
Shares sold		
Investor Class	723,126	1,056,901
Advisor Class	149,072	186,896
Distributions reinvested		
Investor Class	603,938	206,618
Advisor Class	66,415	22,895
Shares redeemed		
Investor Class	(1,156,141)	(1,130,287)
Advisor Class	(199,169)	(149,073)
Redemption fees received	245	485
Increase in net assets from capital share transactions	187,486	194,435
Net Assets		
Increase (decrease) during period	(519,465)	804,889
Beginning of period	6,125,193	5,320,304
End of period	**$ 5,605,728**	**$ 6,125,193**
Undistributed net investment income	1,733	1,300

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Small-Cap Value Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital growth by investing primarily in small companies whose common stocks are believed to be undervalued. The fund has two classes of shares: the Small-Cap Value Fund original share class, referred to in this report as the Investor Class, offered since June 30, 1988, and Small-Cap Value Fund—Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $36,000 for the year ended December 31, 2007. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is reflected as other assets or liabilities, and unrealized gains and losses on futures contracts are reflected as the change in net unrealized gain or loss in the accompanying financial statements. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements Effective June 29, 2007, the fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (FAS 157), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning January 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult due to substantial delays and additional costs related to their restrictions.

Futures Contracts During the year ended December 31, 2007, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $792,934,000 and $1,096,778,000, respectively, for the year ended December 31, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2007, were characterized as follows for tax purposes:

At December 31, 2007, the tax-basis components of net assets were as follows:

Federal income tax regulations require the fund to treat the gain/loss on certain open futures contracts as realized on the last day of the tax year; accordingly, $2,719,000 of unrealized gains reflected in the accompanying financial statements were realized for tax purposes as of December 31, 2007.

For the year ended December 31, 2007, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2007, the cost of investments for federal income tax purposes was $3,648,689,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2007, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2007, expenses incurred pursuant to these service agreements were $138,000 for Price Associates, $1,506,000 for T. Rowe Price Services, Inc., and $3,923,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Retirement Funds (Retirement Funds) may invest. The Retirement Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Retirement Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2007, the fund was allocated $926,000 of Retirement Funds’ expenses, of which $718,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2007, approximately 10% of the outstanding shares of the Investor Class were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2007, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 104,858 shares of the Investor Class, representing less than 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Small-Cap Value Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Small-Cap Value Fund, Inc. (the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007, by correspondence with the custodian, brokers and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 12, 2008

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/07

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $8,556,000 from short-term capital gains,

• $717,319,000 from long-term capital gains, of which $716,727,000 was subject to the 15% rate gains category, and $592,000 to the 25% rate gains category.

For taxable non-corporate shareholders, $41,129,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $40,410,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004); Director, Allfirst
2005	Financial Inc. (previously First Maryland Bancorp) (1983 to 2002)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pres-
(1945)	ent); Director, Vornado Real Estate Investment Trust (3/04 to present);
2001	Member, Advisory Board, Deutsche Bank North America (2004 to pres-
ent); Director, Chairman of the Board, and Chief Executive Officer, The
Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, The Haven Group, a custom manufacturer of
1994	modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Chairman,
(1938)	Canyon Resources Corp. (8/07 to present); Director, Golden Star
1994	Resources Ltd. (5/92 to present); Director, Pacific Rim Mining Corp.
(2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services, Marsh
2003	Inc. (1999 to 2003); Director, Georgia Pacific (5/04 to 12/05), Eli Lilly
and Company, and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.
2001

*Each independent director oversees 121 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
2006	Board, Director, and President, T. Rowe Price Investment Services,
[121]	Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset
Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price
Savings Bank, and T. Rowe Price Services, Inc.; Director, T. Rowe Price
International, Inc.; Chief Executive Officer, Chairman of the Board,
Director, and President, T. Rowe Price Trust Company; Chairman of the
Board, all funds

John H. Laporte, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
(1945)	Price Trust Company
1994
[16]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Preston G. Athey, CFA, CIC (1949)	Vice President, T. Rowe Price, T. Rowe Price
President, Small-Cap Value Fund	Group, Inc., and T. Rowe Price Trust Company

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Small-Cap Value Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Hugh M. Evans III, CFA (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Small-Cap Value Fund	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Small-Cap Value Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Christopher T. Fortune (1973)	Vice President, T. Rowe Price; formerly intern,
Vice President, Small-Cap Value Fund	Hillman Capital Management (to 2005)

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer,	T. Rowe Price; Vice President, T. Rowe Price
Small-Cap Value Fund	Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Small-Cap Value Fund	Trust Company

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Small-Cap Value Fund	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

Susan J. Klein (1950)	Vice President, T. Rowe Price
Vice President, Small-Cap Value Fund

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Small-Cap Value Fund	T. Rowe Price Investment Services, Inc.

Gregory A. McCrickard, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Small-Cap Value Fund	Group, Inc., and T. Rowe Price Trust Company

Curt J. Organt (1968)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Small-Cap Value Fund	Group, Inc.

J. David Wagner, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Small-Cap Value Fund	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Small-Cap Value Fund

Kwame C. Webb (1982)	Employee, T. Rowe Price; formerly student, The
Vice President, Small-Cap Value Fund	College of William & Mary (to 2004)

Wenhua Zhang, CFA, CPA (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Small-Cap Value Fund	Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,486,000 and $1,401,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Small-Cap Value Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2008

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	February 19, 2008